UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PARR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 1, 2023 (the “Closing Date”), Par Montana, LLC (“Par Montana”), Par Montana Holdings, LLC (“Par Montana Holdings”), and Par Rocky Mountain Midstream, LLC (“Par Rocky Mountain” and, together with Par Montana and Par Montana Holdings, the “Purchasers”), each subsidiaries of Par Pacific Holdings, Inc. (the “Company”), completed the previously announced acquisition from Exxon Mobil Corporation (“EMC”), ExxonMobil Oil Corporation (“EMOC”), and ExxonMobil Pipeline Company LLC (“EMPC” and, collectively with EMC and EMOC, the “Sellers”) of (i) the high-conversion, complex refinery located in Billings, Montana (the “Refinery”), which is capable of processing 63,000 barrels per day, and certain associated distribution and logistics assets (together with the Refinery, the “Billings Assets”), and (ii) 100% of the issued and outstanding equity interests in Exxon Billings Cogeneration, Inc. and in Yellowstone Logistics Holding Company (collectively, the “Transaction”), pursuant to that certain Equity and Asset Purchase Agreement dated as of October 20, 2022 (as amended by the Purchase Agreement Amendment (as defined below), the “Purchase Agreement”), among the Sellers, the Purchasers and, solely for certain purposes specified in the Purchase Agreement, the Company.

The purchase price for the Transaction includes a base purchase price of $310 million (including a $30 million deposit funded at signing), approximately $290 million for the estimated value of hydrocarbon inventory, and an aggregate of approximately $38 million for working capital and other purchase price adjustments at closing. The purchase price will be adjusted after closing to finalize the estimated amounts. The base purchase price was paid with cash on hand, and the hydrocarbon inventory associated with the Transaction was primarily financed by approximately $215 million borrowed pursuant to the “Billings Incremental Facility” under the Company’s Asset-Based Revolving Credit Agreement dated as of April 26, 2023 (the “ABL Credit Agreement”), with the borrowers party thereto, the lenders party thereto, as lenders, the issuing banks party thereto, and Wells Fargo Bank, National Association, as administrative agent and collateral agent for each member of the lender group. On May 30, 2023, the ABL Credit Agreement was amended (the “ABL Amendment”) by the parties thereto in order to effect the Billings Incremental Facility, adjust the borrowing base to account for the Billings Assets, and fund an escrow account to purchase a portion of the hydrocarbon inventory associated with the Transaction on the Closing Date.

On the Closing Date, the Sellers, the Purchasers and the Company entered into the First Amendment to Equity and Asset Purchase Agreement (the “Purchase Agreement Amendment”). The Purchase Agreement Amendment made certain modifications to the Purchase Agreement, including to add Par Rocky Mountain as a purchaser of certain of the Billings Assets.

The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to full text of the Purchase Agreement Amendment, a copy of which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided under Item 1.01 of this Current Report regarding the Transaction is incorporated by reference into this Item 2.01.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Purchase Agreement Amendment, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this Current Report regarding the borrowings made pursuant to the Billings Incremental Facility under the ABL Credit Agreement in connection with the Transaction is incorporated by reference into this Item 2.03.

The foregoing description of the Billings Incremental Facility, the ABL Credit Agreement, and the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ABL Credit Agreement and ABL Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On the Closing Date, the Company issued a news release announcing the closing of the Transaction. The news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including, without limitation, statements about the financial impact of the Transaction and the Company’s plans to invest in renewable fuels production and other projects to improve throughput and reliability at the Refinery are forward-looking statements. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties. The Company cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update or revise any forward-looking statements made herein or any other forward looking statements as a result of new information, future events or otherwise. The Company further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with respect to the disclosure in Item 2.01 above.

(b)	Pro Forma Financial Information.

The financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed with respect to the disclosure in Item 2.01 above.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

2.1

Equity and Asset Purchase Agreement dated as of October 20, 2022, by and among Exxon Mobil Corporation, ExxonMobil Oil Corporation and ExxonMobil Pipeline Company, LLC, as sellers, and Par Montana, LLC, Par Montana Holdings, LLC, as purchaser entities, and solely for the limited purposes set forth therein, Par Pacific Holdings, Inc. Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 21, 2022. @

2.2

First Amendment to Equity and Asset Purchase Agreement dated as of June 1, 2023, by and among Exxon Mobil Corporation, ExxonMobil Oil Corporation and ExxonMobil Pipeline Company, LLC, as sellers, and Par Montana, LLC, Par Montana Holdings, LLC, and Par Rocky Mountain Midstream, LLC, as purchaser entities, and solely for the limited purposes set forth therein, Par Pacific Holdings, Inc.

10.1

Asset-Based Revolving Credit Agreement, dated as of April 26, 2023, by and among Par Pacific Holdings, Inc., as Holdings, Par Petroleum, LLC, Par Hawaii, LLC, Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Montana, LLC and Par Rocky Mountain Midstream, LLC, as Borrowers, Wells Fargo Bank, National Association, as Agent, Issuing Bank, and Swing Lender, the lenders party thereto, as the Lenders, and the other issuing banks party thereto, as Issuing Banks, and Wells Fargo Bank, National Association, Bank of America, N.A., Goldman Sachs Bank USA, MUFG Bank, LTD and Fifth Third Bank, National Association, as Joint Lead Arrangers and Joint Bookrunners. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 2, 2023. @

10.2

First Amendment to Asset-Based Revolving Credit Agreement, dated as of May 30, 2023, by and among Par Pacific Holdings, Inc., as Holdings, Par Petroleum, LLC, Par Hawaii, LLC, Hermes Consolidated, LLC, Wyoming Pipeline Company LLC, Par Montana, LLC and Par Rocky Mountain Midstream, LLC, as Borrowers, Wells Fargo Bank, National Association, as Agent, Issuing Bank, and Swing Lender, the lenders party thereto, as the Lenders, and the other issuing banks party thereto, as Issuing Banks, and Wells Fargo Bank, National Association, Bank of America, N.A., Goldman Sachs Bank USA, MUFG Bank, LTD and Fifth Third Bank, National Association, as Joint Lead Arrangers and Joint Bookrunners. @

99.1	News Release dated June 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

@

Schedules to and portions of this exhibit have been omitted pursuant to Item 601(a)(5) and (b)(2)(ii) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to and portions of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2023

PAR PACIFIC HOLDINGS, INC.

By:	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Senior Vice President, General Counsel, and Secretary

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